Retirement Benefit Obligation (Tables)	12 Months Ended
Jun. 30, 2019
Employee Benefits [Abstract]
Disclosure of Unfunded Obligations and Net Liability of Defined Benefit Plan

	SA rand
Figures in million	2019	2018

Present value of all unfunded obligations	201	186

Current employees	54	62
Retired employees	147	124

The movement in the retirement benefit obligation is as follows:

Balance at beginning of year	186	179
Contributions paid	(12)	(10)
Other expenses included in staff costs/current service cost	3	2
Finance costs	17	18
Net actuarial (gain)/loss recognised during the year	7	(13)
Moab Khotsong acquisition (refer to note 12)	—	10

Balance at end of year	201	186

The net actuarial loss for 2019 was mainly due to subsidy inflation being higher than expected (2018: net actuarial gain was mainly due to exits of employed and retired members being higher than expected). The net actuarial (gain)/loss has been recorded in other comprehensive income.

	SA rand
Figures in million	2019	2018

The net liability of the defined benefit plan is as follows:

Present value of defined benefit obligation	201	186
Fair value of plan assets	—	—

Net liability of defined benefit plan	201	186

Disclosure of the Effect of a Percentage Point Increase and Decrease in the Assumed Medical Cost Trend Rate
The effect of a percentage point increase and decrease in the assumed medical cost trend rate is as follows:

	SA rand
Figures in million	2019	2018

Effect of a 1% increase on:

Aggregate of service cost and finance costs	2	2
Defined benefit obligation	23	21

Effect of a 1% decrease on:

Aggregate of service cost and finance costs	(2)	(2)
Defined benefit obligation	(19)	(18)